UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2003

LEAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11311	13-3386776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

21557 Telegraph Road, Southfield, MI		48034
(Address of principal executive offices)		(Zip Code)

(248) 447-1500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

SIGNATURE
EXHIBIT INDEX
Visual Slides from Presentation

Item 7. Financial Statements and Exhibits

(c)  Exhibits

99.1	Visual slides from the presentation to be made by certain officers of Lear Corporation at the Frankfurt Autoshow Conference on September 10, 2003, filed herewith.

Item 9. Regulation FD Disclosure

     On September 10, 2003, certain officers of Lear Corporation will make a presentation at the Frankfurt Autoshow Conference. The visual slides from the presentation are attached hereto as Exhibit 99.1 and incorporated by reference herein. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEAR CORPORATION,
a Delaware corporation

Date: September 9, 2003	By:	/s/ William C. Dircks
	Name:	William C. Dircks
	Title:	Vice President and
Corporate Controller

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Visual slides from the presentation to be made by certain officers of Lear Corporation at the Frankfurt Autoshow Conference on September 10, 2003, filed herewith.

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